U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): June 28, 1996


                            MONACO FINANCE, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                  Colorado
                         (State or Other Jurisdiction
                      of Incorporation or Organization)


                      0-18819        84-1088131
      (Commission File Number)      (I.R.S. Employer Identification No.)



                      370 Seventeenth Street, Suite 5060
                              Denver, Colorado
                   (Address of Principal Executive Offices)


                               (303) 592-9411
             (Registrant's Telephone Number, Including Area Code)


                                    N/A
        (Former Name or  Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On or about June 28, 1996, the Company and Black Diamond Advisors, Inc. ("Black Diamond") entered into a letter agreement conditionally amending their rights and obligations with respect to the Purchase Agreement and Indenture dated January 9, 1996. Subject to shareholder approval, Black Diamond and the Company agreed as follows:

A. The conversion price of the $5,000,000 in principal amount of convertible notes (the "Notes") issued on or about January 9, 1996, shall be fixed at $4.00 per share.

B. The initial conversion price for up to $5,000,000 in principal amount of any additional convertible notes (the "Additional Notes") which hereafter may be issued shall be $3.00 per share.

C. The period of time during which Black Diamond may exercise the option shall be extended to the later of the date which is 24 months after the Company receives the requisite shareholder approval of the transactions or 24 months after the Company's registration statement relating to its shares of Class A Common Stock issuable upon conversion of the notes becomes effective. Presently, the expiration date of the option is January 9, 1998.

     If the shareholders do not ratify, confirm and approve the transactions, then (i) the option to purchase $5,000,000 in principal amount of Additional Notes by Black Diamond or its designees shall be deemed to have been exercised on June 28, 1996, and the conversion price shall be $2-7/16 per share, the closing price of the Class A Common Stock on the preceding trading day, and
(ii) the conversion price of the Notes shall be determined as provided in the Indenture filed as an exhibit to the Company's Form 8-K as of January 9, 1996.
  However, if Black Diamond fails to actually exercise the option to purchase the Additional Notes within 15 days of the receipt of written notice of the disapproval by the shareholders, then the exercise of the option as of June 28, 1996, is deemed to have been revoked and the conversion price of any Additional Notes which may be issued shall be determined as provided in the Indenture. The Company and Black Diamond agreed to diligently and in good faith seek shareholder approval of the transactions and to amend the notes, Purchase Agreement and Indenture to accomplish the intent of the letter agreement.

     As of June 30, 1996, 5,640,379 shares of Class A Common Stock and 1,311,000 shares of Class B Common Stock were issued and outstanding. If the transactions are approved by shareholders, if the option to purchase the Additional Notes is exercised in full and if the entire $10,000,000 in principal amount of the notes is converted into Class A Common Stock, then the Company will be obligated to issue 2,916,667 shares of Class A Common Stock at an average exercise price of $3.43. Such shares, if they had been issued as of June 30, 1996, would have represented approximately 29.6% of the total number of shares of common stock outstanding and approximately 23.4% of the voting power of the common stock.

     If the transactions are not approved by shareholders, if Black Diamond or its designees timely exercise the option to purchase the Additional Notes as of June 28, 1996, and if the entire $10,000,000 in principal amount of notes is converted into Class A Common Stock, then the Company will be obligated to issue 3,301,282 shares of Class A Common Stock at an average exercise price of $3.03. Such shares, if they had been issued as of June 30, 1996, would have represented approximately 32.2% of the total number of shares of common stock outstanding and approximately 25.6% of the voting power of the common stock.

     Effective April 30, 1996, Howard W. Phillips resigned as a member of the Company's board of directors. Such resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Effective July 1, 1996, David M. Ickovic was appointed to fill the vacancy created on the Company's board of directors by Mr. Phillips' resignation. Since 1976, Mr. Ickovic has been president of Ickovic & Associates, P.C., Denver, Colorado, engaged in the business of accounting and business consultation. From 1969 to 1976, Mr. Ickovic was a supervisor with Ernst & Young. Mr. Ickovic has over 27 years of professional experience in the provision of business and tax consulting services, including the tax structuring of executive employment agreements, merger and acquisition transactions, and business valuations for purposes of designing buy/sell agreements, negotiating purchases and sales of businesses, and litigation. Mr. Ickovic received a bachelor of science degree in accounting from Southern Illinois University in 1969 and is licensed as a certified public accountant with the State of Colorado. He has also received a designation as a personal financial specialist with the American Institute of CPAs and a certified financial planner with the International Board of Certified Financial Planners. For his services as a director, the Company has agreed to pay Mr. Ickovic a fee of $250 per month plus $700 per quarterly Board meeting attended by him. In addition, he will be eligible to participate in the Company's 1992 Stock Option Plan which provides for the issuance to non-employee directors of options for the purchase of 5,000 shares of Class A Common Stock per year.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits.

     10.42 Letter Agreement dated June 28, 1996, by and between the Company and Black Diamond Advisors, Inc.

     10.43 Letter Agreement dated July 3, 1996, by and between the Company and David M. Ickovic re director compensation.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MONACO FINANCE, INC.



                                Date: July 11, 1996     By: /s/ Morris Ginsburg
                                                           -------------------
                                                    Morris Ginsburg, President

Exhibit 10.42
     BLACK DIAMOND ADVISORS, INC.
     230 Park Avenue
     Suite 635
     New York, NY  10169


     June 28, 1996

Monaco Finance, Inc.
370 17th Street, Suite 5060
Denver, Colorado 80202

Attention: Mr. Morris Ginsburg
       and Irwin L. Sandler, Esq.


          RE:     12% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2001

          This letter agreement is in reference to the purchase agreement ("Purchase Agreement") dated January 9, 1996 between Black Diamond Advisors, Inc. ("Black Diamond"), certain other purchasers, and Monaco Finance, Inc. ("Monaco"), and the related Indenture dated January 9, 1996 (the "Indenture").
 Terms are used herein, unless otherwise defined, as defined in the Indenture.

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Black Diamond and Monaco hereby agree as follows:

          1. Notwithstanding anything contained to the contrary in the Purchase Agreement, the Indenture, the Notes or any related agreements, the initial Conversion Price for any Notes issued (i) on or prior to January 9, 1996 (the "Existing Notes") shall be $4 per share (without any adjustment pursuant to Section 10.11 of the Indenture); and (ii) after January 9, 1996 (the "Additional Notes") shall be $3 per share, subject in the case of this
(ii) to the Conversion Price adjustment set out in the proviso to Section 10.01(a)(ii) of the Indenture, except that the price pursuant to sub-section
(B) of said proviso shall be $3 per share. It is understood and agreed that the preceding provisions of this Section 1 shall not be effective (and the Conversion Prices provided as of the date hereof in the relevant agreements shall remain applicable) unless and until Monaco obtains any necessary shareholder approval therefor to the extent required by NASDAQ in connection with Monaco's NASDAQ listing agreement. Monaco agrees to immediately provide written notice to Black Diamond upon the vote by its shareholders on the terms of this letter agreement. If the shareholders approve such terms, the provisions of Section 1(i) and (ii) hereof shall be automatically and fully effective upon such approval. If the shareholders do not approve such terms, then the execution of this letter agreement shall constitute notice by Black Diamond of its intent to purchase or have Subsequent Purchasers purchase Additional Notes and the conversion price for the Additional Notes shall be the closing price of Monaco's common stock on the day immediately preceding the date of execution of this letter agreement by Monaco and Black Diamond; provided that such conversion price shall only be effective if Black Diamond actually exercises such purchase option within 15 days of the receipt by Black Diamond of written notice of the disapproval by the shareholders. If Black Diamond does not exercise such option within such period of time, Black Diamond's notice to purchase shall be deemed to be revoked and thereafter
Black Diamond shall continue to have the right to exercise its option to purchase (or to have Subsequent Purchasers purchase) Additional Notes, and the conversion price for the Additional Notes shall be determined in accordance with the terms of the Indenture and the related agreements including between Black Diamond and Monaco.

          2. The option period during which Black Diamond may exercise its rights to require Monaco to issue and sell additional Notes as contemplated by
Section 2.B of the Purchase Agreement and pursuant to any agreements between Black Diamond and Monaco, shall be extended to the later of the date in (a) and (b) of this Section 2. Section 2.B of the Purchase Agreement (and any necessary provisions in any related agreements between Black Diamond and Monaco) shall as soon as possible be amended to further document such extension including in the case of such Section 2.B by (i) deleting the date "January 9, 1998" where it appears in such Section 2.B and replacing it with "the date which is the later of (a) 24 months after Monaco's S-3 Registration Statement for the Conversion Shares (as defined in the Purchase Agreement) relating to Notes is declared effective by the Securities and Exchange Commission, and (b) 24 months after the Company has received requisite shareholder approval for the issuance of Notes contemplated by
Section 1(ii) above to the extent required in accordance with applicable NASDAQ requirements."

          3. Except to the extent modified by Sections 1 and 2 above, all terms of the Operative Documents (as defined in the Purchase Agreement) and the Notes (and any related agreements between Black Diamond and Monaco) remain in full force and effect.

          4. Each of Monaco and Black Diamond agrees to diligently and in good faith pursue to take such actions as may be necessary to accomplish the intent of this letter agreement (including the implementation of Section 1(i) and (ii)). Monaco hereby agrees to take any and all necessary and appropriate corporate action (including properly presenting to its shareholders for any required shareholder votes the documentation to effect (i) (X) below) and other action, and to obtain any necessary consents, to (i) (X) authorize the issuance of the Notes, if any, as contemplated by Section 2.B of the Purchase Agreement and this letter agreement as soon as possible, and (Y) cause the aforesaid S-3 Registration Statement to be declared effective by the Securities and Exchange Commission, as soon as practicable; all of the foregoing in this sub-section (i) in accordance with all applicable law, NASDAQ requirements and agreements; and (ii) subject to the receipt of any necessary Noteholder approval, to duly amend the Notes and any related agreements including the Operative Documents and any other agreements between Black Diamond and Monaco, as soon as practicable and all in a manner and pursuant to amendment and modification documentation satisfactory to Black Diamond and Monaco; it being understood, however, that such amendment and modification shall not become effective until Monaco has received requisite shareholder approval to the extent required in accordance with applicable NASDAQ requirements. Monaco hereby agrees to advise Black Diamond in writing as soon as each of (i)(X) or (Y) or (ii) of this section is achieved, and to provide Black Diamond with evidence satisfactory to Black Diamond of compliance herewith (including evidence of execution of any necessary amendments by all necessary parties including Monaco and the Trustee).

          5. Monaco hereby undertakes and agrees as follows with respect to its management: Monaco shall ensure that its Board of Directors ("Board") have Board meetings including by having telephonic Board meetings at least monthly, have Board meetings with actual attendance at least quarterly, and reasonably prior to each Board meeting, providing the Board members (and Jim Walker and Steve Deckoff if Black Diamond notifies Monaco that it has determined to exercise its rights to have any such person act as an observer at Board meetings) with a monthly Board information package which includes reasonable information requested by Board members (and Black Diamond if it determines to exercise the aforesaid observer rights).

          6. Each of Black Diamond and Monaco acknowledges and agrees that by this letter agreement, Black Diamond and Monaco do not waive any of their respective rights or remedies in connection with the Indenture or the other Operative Documents, the Notes or otherwise all of which are expressly reserved. Monaco hereby agrees, without limiting any other rights of Black Diamond under the Indenture and the other Operative Documents or otherwise, on demand to pay or reimburse Black Diamond for 50% of all of its counsel fees and disbursements in connection herewith and any amendments contemplated by
Section 4 hereof.

          7. This letter agreement shall be governed by the laws of the State of New York.

          By signing below, Black Diamond hereby represents and warrants that this letter agreement has been duly authorized by all necessary corporate action on its part and Monaco hereby represents and warrants that within three business days of the date of this Agreement, this letter agreement shall have been duly authorized by all necessary corporate action (including Board approval) on its part.

          Kindly acknowledge Monaco's agreement to the provisions hereof by having Monaco's duly authorized signatory sign this letter agreement where indicated below and returning it to the undersigned by not later than June 28, 1996.

                              Very truly yours,
                              BLACK DIAMOND ADVISORS, INC.

                                                 By     /s/ Stephen H. Deckoff
                                                        ----------------------
                                                      Name: Stephen H. Deckoff
                                                               Title:President

          The above terms of this letter agreement are hereby acknowledged and agreed to in all respects by Monaco.



                                                           MONACO FINANCE, INC
                                                  By     /s/  Irwin L. Sandler
                                                         ---------------------
                                                        Name: Irwin L. Sandler
                                                Title:Executive Vice President
                                                           Date: June 28, 1996


          By  signing where indicated below, each of Morris Ginsburg and Irwin
L. Sandler agree to vote any and all of their shares or shares which they control (including Milton Karsh's) of Monaco to approve the actions contemplated by Section 4(i) of this letter agreement if Morris Ginsburg and Irwin Sandler believe, at the time of the shareholder vote, that the same is in the best interests of Monaco.





/S/ MORRIS GINSBURG                                       /S/ IRWIN L. SANDLER
- -------------------                                       --------------------
MORRIS GINSBURG                                               IRWIN L. SANDLER

Exhibit 10.43

                              July 1, 1996


David M. Ickovic
Ickovic & Associates
6025 South Quebec Street, Suite 220
Englewood, Colorado  80222-4550

RE:     MONACO FINANCE, INC.

Dear David:

     You have been nominated and appointed to serve as a member of the Board of Directors of Monaco Finance, Inc. In addition, we are requesting that you serve on the Audit Committee and the Stock Option Committee. Compensation for serving in these capacities will be as follows:

     1.     $3,000 per full year served as a Board Member ($250.00 per month);
and

     2.     $700.00 per Quarterly Board Meeting attended.

     Please confirm that the above accurately sets forth our agreement by executing your signature in the space herein below provided. Please fax me a copy for our records. In addition, a duplicate original should be sent to me regular mail. We are looking forward to your joining our Board and Committees. Your expertise will be a positive addition to our Company.

     Best Regards.

                              Sincerely,

                              Monaco Finance, Inc.

                                                  By     /s/  Irwin L. Sandler
                                                         ---------------------
                                                              Irwin L. Sandler
                                                Title:Executive Vice President

     Agreed and accepted this 3rd day of July, 1996.

                                                          /s/ David M. Ickovic
                                                         ---------------------
                                                              David M. Ickovic
                                                        Date:     July 3, 1996